UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
BAZAARVOICE, INC.
(Name of Registrant as Specified In Its Charter)
 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Bazaarvoice, Inc.
10901 Stonelake Boulevard
Austin, Texas 78759

SUPPLEMENT TO THE PROXY STATEMENT FOR
THE SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD JANUARY 29, 2018

January 2, 2018

These Definitive Additional Materials amend and supplement the definitive proxy statement dated December 26, 2017 (the "Definitive Proxy Statement"), initially mailed to stockholders on or about December 28, 2017, by Bazaarvoice, Inc., a Delaware corporation ("Bazaarvoice" or the "Company"), for a special meeting of stockholders of the Company to be held on January 29, 2018 at 8:30 a.m. CST, at 401 Congress Avenue, Suite 2500, Austin, Texas 78701 (the "Special Meeting"). The purpose of the Special Meeting is to consider and vote upon, among other things, a proposal to approve and adopt Agreement and Plan of Merger (as it may be amended, supplemented or modified from time to time, including by a First Amendment to Agreement and Plan of Merger on December 14, 2017, the "Merger Agreement"), dated as of November 26, 2017, by and among the Company, BV Parent, LLC, a Delaware limited liability company ("Parent"), and BV Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent ("Merger Sub") . Pursuant to the Merger Agreement, Merger Sub will merge with and into the Company (the "Merger"), with the Company surviving as a wholly owned subsidiary of Parent.

If any stockholders have not already submitted a proxy for use at the special meeting, they are urged to do so promptly. No action in connection with this supplement is required by any stockholder who has previously delivered a proxy and who does not wish to revoke or change that proxy. The Board of Directors of Bazaarvoice recommends that you vote "FOR" approval of the proposal to adopt the Merger Agreement, "FOR" approval of the proposal to adjourn the Special Meeting, if necessary and for a minimum period of time reasonable under the circumstances, to ensure that any necessary supplement or amendment to the proxy statement is provided to Company stockholders a reasonable amount of time in advance of the Special Meeting, or to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Merger Proposal and "FOR" approval of the proposal to approve, by non-binding, advisory vote, certain compensation arrangements for the Company’s named executive officers in connection with the Merger.

If any stockholders have more questions about the Merger or how to submit their proxies or if any stockholders need additional copies of the proxy statement, this supplement, the proxy card or voting instructions, please contact our proxy solicitor:

D.F. King & Co., Inc.
48 Wall Street, 22nd Floor
New York, NY 10005
Telephone (Collect): (212) 269-5550
Telephone (Toll-Free): (888) 542-7446
Email: bv@dfking.com

Without admitting in any way that the disclosures below are material or otherwise required by law, Bazaarvoice makes the following supplemental disclosure:

SUPPLEMENTAL DISCLOSURE TO DEFINITIVE PROXY STATEMENT

Legal Proceedings Regarding the Merger

In connection with the Merger Agreement and the transactions contemplated thereby, a third purported class action lawsuit captioned Jordan Rosenblatt, Individually and on Behalf of All Others Similarly Situated v. Bazaarvoice, Inc. et al., was filed on December 28, 2017 in the United States District Court, Western District of Texas. In general, the complaint asserts that, among other things, the Company violated certain provisions of the Exchange Act by filing a proxy statement which allegedly omits material information with respect to the Merger. The complaint generally seeks to enjoin the Company from taking any steps to consummate the Merger, to direct the Company to disseminate a proxy statement that does not contain any untrue statements of material fact and that states all material facts required in it or necessary to make the statements contained therein not misleading and, if the Merger is consummated, rescind the transaction or recover damages resulting therefrom.

Also on December 28, 2017, a fourth purported class action lawsuit captioned Harold King, Individually and on Behalf of All Others Similarly Situated v. Bazaarvoice, Inc. et al., was filed in the United States District Court, District of Delaware. In general, the complaint asserts that, among other things, the Company violated certain provisions of the Exchange Act and Regulation G by filing an allegedly materially incomplete and misleading proxy statement. The complaint generally seeks to enjoin the Company from taking any steps to consummate the Merger until the omitted information is disclosed or, if the Merger is consummated, recover damages resulting therefrom.

The Company believes that the above described claims are without merit and intends to vigorously defend both actions.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed Merger, the Company filed the Definitive Proxy Statement and a form of proxy with the U.S. Securities Exchange Commission ("SEC") on December 26, 2017, and the Definitive Proxy Statement and a form of proxy were mailed to the stockholders of record as of December 21, 2017, the record date fixed by the Company’s board of directors for the special meeting. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT CAREFULLY AND IN ITS ENTIRETY BECAUSE THE DEFINITIVE PROXY STATEMENT CONTAINS IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The Company’s stockholders will be able to obtain, free of charge, a copy of the Definitive Proxy Statement and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. The Company’s stockholders will also be able to obtain, free of charge, a copy of the Definitive Proxy Statement and other relevant documents by requesting them in writing or by telephone from us at the following address:

Bazaarvoice, Inc.
Attn: Corporate Secretary
10901 Stonelake Boulevard
Austin, Texas 78759

Forward-looking statements

This communication, and the documents to which the Company refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent the Company’s expectations or beliefs concerning future events, including the timing of the transaction and other information relating to the transaction. Forward-looking statements include information concerning possible or assumed future results of operations of the Company, the expected completion and timing of the transaction and other information relating to the transaction. Without limiting the foregoing, the words "believes," "anticipates," "plans," "expects," "intends," "forecasts," "should," "estimates," "contemplate," "future," "goal," "potential," "predict," "project," "projection, "may," "will," "could," "should," "would," "assuming" and similar expressions are intended to identify forward-looking statements. You should read statements that contain these words carefully. They discuss the Company’s future expectations or state other forward-looking information and may involve known and unknown risks over which the Company has no control. Those risks include, (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of the common stock of the Company, (ii) the failure to satisfy of the conditions to the consummation of the transaction, including the adoption of the merger agreement by the stockholders of the Company and the receipt of regulatory approvals from various domestic governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the risk that the definitive merger agreement may be terminated in circumstances that require the Company to pay a termination fee and/or reimbursement of their expenses; (v) risks regarding the failure to obtain the necessary financing to complete the merger, (vi) the effect of the announcement or pendency of the transaction on the Company’s business relationships, operating results and business generally, (vii) risks that the proposed transaction disrupts current plans and operations, (viii) risks related to diverting management’s attention from the Company’s ongoing business operations, and (ix) the outcome of any legal proceedings that may be instituted against the Company related to the merger agreement or the transaction. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. Further risks that could cause actual results to differ materially from those matters expressed in or implied by such forward-looking statements are described in the Company’s SEC reports, including but not limited to the risks described in the Company’s Annual Report on Form 10-K for its fiscal year ended April 30, 2017, Quarterly Report on Form 10-Q for the fiscal quarter ended July 31, 2017 and Quarterly Report on Form 10-Q for the fiscal quarter ended October 31, 2017. Except as required by applicable law or regulation, the Company does not undertake to update these forward-looking statements to reflect future events or circumstances.